COLUMBUS LIFE
                               INSURANCE COMPANY
                                     [LOGO]

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                         APPLICATION FOR LIFE INSURANCE


-----------------------------------------------------------------------------------------------------------------------------------
A. PROPOSED INSURED (Print Last Name, First Name, Middle Initial)
-----------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                               Sex    Date of Birth    Age

 ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                                            Birth Place
                                                                                                     ------------------------------
                                                                                                     Social Security Number or TIN

 ----------------------------------------------------------------------------------------------------------------------------------
  City, State, Zip

                                                                                                     Ht              Wt
                                                                                                        ----------       ---------
 ----------------------------------------------------------------------------------------------------------------------------------
  Occupation (employer, job duties, etc.)

===================================================================================================================================
B. OTHER INSURED (Print Last Name, First Name, Middle Initial)
-----------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                               Sex    Date of Birth    Age

 ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                                            Birth Place
                                                                                                     ------------------------------
                                                                                                     Social Security Number or TIN

 ----------------------------------------------------------------------------------------------------------------------------------
  City, State, Zip

                                                                                                     Ht              Wt
                                                                                                         ----------      ---------
 ----------------------------------------------------------------------------------------------------------------------------------
  Occupation (employer, job duties, etc.)

===================================================================================================================================
C. COVERAGE APPLIED FOR: If applying for Variable Life, please Complete        D. PREMIUM AMOUNT AND MODE OF PREMIUM PAYMENT
   Supplement to Application.

Plan of Insurance                                   $                          NOTE: 2 months of premium required for monthly mode.
                  ------------------------------    ----------------------
                            (Plan Name)                   (Base Amount)
                                                                                        Modal Premium Amount          Mode
         If UL or VUL Death Benefit Option:         $                                $
                                                     ---------------------            -----------------------     ------------
         [ ]  #1   [ ]  #2                           Additional Life Rider (SCR)
                                                     amount (If Applicable)            TOTAL AMOUNT PAID AT TIME OF APPLICATION
    Term Select Period:
    [ ] 10 Year   [ ] 20 Year   [ ] 30 Year         $
                                                    ---------------------------      $
                                                                                      ---------------------------------------
                                                   (Total Base Plus SCR Amount)
===================================================================================================================================
E. SUPPLEMENTAL BENEFITS AND RIDERS

       [ ] Waiver of Premium          [ ] Waiver of Monthly Deductions      [ ] Enhanced Cash Value Rider
       [ ] Disability Credit Rider-(If UL or VUL, )  $                      [ ] Capital Transfer Rider (Enhanced No-Lapse Guarantee)
           show Monthly Credit Amt. $________________                       [ ] Return of Premium Rider
       [ ] Insured Insurability Rider (Amt.)  $______________________       [ ] Change of Insured Rider
       [ ] Accidental Death Benefit $________________   [ ] #1    [ ] #2    [ ] Other Insured Rider  (Amt.) $______________
       [ ] Automatic Increase Rider (Percentage)________________            [ ] Other ______________________________________________
       [ ] Extended Maturity Plus -  [ ] Pay at Issue, or [ ] Pay at Age 80           ______________________________________________
       [ ] No-Lapse Guarantee        [ ] Intermediate     [ ] Lifetime
                                   [ ] (Pinnacle II) Automatically transfer from sub-accounts to keep NLG current
===================================================================================================================================


===================================================================================================================================
F.   CHILDREN (for Children's Rider)          No. of Units __________________________
------------------------------------------------------------------------------------------------------------------------------------
 Name                                                       S. S. #         Sex    Age  Birth State  Birth Date   Height   Weight


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
G. OWNER OF POLICY (Print Last Name, First Name, Middle Initial) - Proposed Insured shall be owner unless otherwise shown
------------------------------------------------------------------------------------------------------------------------------------
 Name                                                                                        Sex      Date of Birth/Trust     Age


------------------------------------------------------------------------------------------------------------------------------------
 Address                                                                                     Social Security Number or TIN

------------------------------------------------------------------------------------------------------------------------------------
 City, State, ZIP

====================================================================================================================================
H. CONTINGENT OWNER (Print Last Name, First Name, Middle Initial)
------------------------------------------------------------------------------------------------------------------------------------
 Name                                                                                        Sex      Date of Birth/Trust     Age
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Address                                                                                     Social Security Number or TIN

------------------------------------------------------------------------------------------------------------------------------------
 City, State, ZIP

====================================================================================================================================
I.    BENEFICIARIES               Name                           Relationship              SS#/TIN            Date of Birth/Trust
------------------------------------------------------------------------------------------------------------------------------------
 Class I (Primary)

....................................................................................................................................

....................................................................................................................................

....................................................................................................................................
------------------------------------------------------------------------------------------------------------------------------------
Class II (Contingent)

....................................................................................................................................

....................................................................................................................................
====================================================================================================================================
J.   REPLACEMENT:                                                                                                        YES   NO

------------------------------------------------------------------------------------------------------------------------------------
 1. Will the insurance or annuity applied for, if issued, replace an existing policy in this or another company? ......  [ ]   [ ]
 2. If "Yes," is this replacement a:   (a)  Section 1035 tax-deferred exchange?........................................  [ ]   [ ]
                                      (b)  tax-qualified exchange of pension benefits? ................................  [ ]   [ ]
 3. If "Yes," list the company name, policy number, and type of policy(ies) being replaced.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
K. DOES THE APPLICANT HAVE ANY PENDING OR EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS                        YES   NO
   WITH ANY COMPANY?                                                                                                     [ ]   [ ]
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Accidental
 Proposed & Other Insureds (specify)        Company                               Amt               Death Amt         Yr Issued
 -----------------------------------        -------                               ---               ---------         ---------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


L. BACKGROUND ON PROPOSED AND OTHER INSUREDS AND CHILDREN LISTED IN A, B, AND F:

  1. Driver's license number(s) and state(s) __________________________________________________________________________________

                                                                                                                          YES   NO
  2. In the past five years, had driver's license suspended or revoked or had two or more moving violations? ...........  [ ]   [ ]
  3. Has ever consulted a physician or medical practitioner for, or been treated for:  high blood pressure, cancer, tumors,
     diabetes, ulcers, heart, lung, or liver disorder, mental or nervous disorder, or back or spine disorder? ..........  [ ]   [ ]
  4. Has ever been diagnosed as having or been treated for AIDS (Acquired Immune Deficiency Syndrome),
     ARC (AIDS-Related Complex) or any other immune deficiency disorder? ...............................................  [ ]   [ ]
  5. Has used sedatives, stimulants, hallucinogenic or narcotic drugs other than those prescribed by a physician or
     medical practitioner, or been treated for drug or alcohol use? ....................................................  [ ]   [ ]
  6. Ever been declined, postponed, rated or modified for insurance or reinstatement? ..................................  [ ]   [ ]
  7. In the past year ever used tobacco or any other product containing nicotine?  IF NO, select the answer that best
     describes the person's tobacco/nicotine product history: ..........................................................  [ ]   [ ]
       Never used        Quit over 5 years ago       Quit over 2 years ago       Quit over 1 year ago
  8. Does anyone proposed for this insurance intend to travel outside the U.S. or Canada?  .............................  [ ]   [ ]
  9. In the past two years flown as a pilot, crew member, or with any duties aboard an aircraft or is there any
     intention of doing so? If "Yes," complete a Supplemental Questionnaire.  ..........................................  [ ]   [ ]
 10. In the past two years had been engaged in racing, parachuting, gliding (kite or other), or scuba diving or is there
     any intention of doing so? If "Yes," complete a Supplemental Questionnaire. .......................................  [ ]   [ ]
 11. Has any immediate family member (parents, brothers or sisters) had heart disease, diabetes, or cancer prior
     to age 60? ........................................................................................................  [ ]   [ ]

Personal Physician Name/Address: ---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

 Details to "Yes" answers and/or Special Instructions (For "Yes" answers, please list question #, the name of the person proposed for insurance and the date,  physician, hospital, address, and phone.)
















------------------------------------------------------------------------------------------------------------------------------------

I UNDERSTAND AND AGREE TO THE FOLLOWING:

A. The representations recorded in this application are true and complete to the best of my knowledge and belief, and constitute the primary basis for the issuance of any insurance hereunder.

B. Only an authorized underwriter of the Company at its Home Office has the power to determine insurability.

C. No agent is authorized to make or alter contracts, to extend the time for payment of premiums, or to waive any of the Company's rights or requirements;

D. If the Company accepts 1/12 of the minimum annual premium and a Temporary Insurance Agreement is duly executed, the Company is liable under this application to the extent provided in the Temporary Insurance Agreement. Otherwise, the Company shall incur no liability under this application unless a policy issued on this application has been received by the Owner, the first premium has been paid and any limitation or modification of insurance applied for has been agreed to in writing by the owner, all while the health of the person(s) now proposed for coverage and any other conditions remain as described in the application.

E. If the Company amends this application by endorsement, acceptance of any policy issued shall constitute a ratification of change or correction ONLY to clarify the intent of the policy and/or coverage as applied for on the application without reduction in benefit.

AUTHORIZATION TO OBTAIN INFORMATION: I authorize any physician or other medical practitioner, hospital, clinic, other medical care institution, other companies or institutions, my employer, consumer reporting agency or the Medical Information Bureau, Inc., to give Columbus Life Insurance Company, or its reinsurers, information about me or my health for underwriting purposes. Except for the Medical Information Bureau reports, information may, in some cases, be obtained by authorized representatives of Columbus Life.

This information may include an investigative consumer report, other insurance coverage, details of employment, or medical care including diagnosis, advice, treatment and prognosis of any physical and mental condition regarding me or any of my minor children to be insured. I further consent to the release of any drug- or alcohol-related information which may be protected by federal regulations.

USE AND DISCLOSURE: I understand that Columbus Life will use this information to determine eligibility for insurance and/or benefits. Also, Columbus Life may release this information to the Medical Information Bureau, Inc., reinsurance companies and/or to other insurance companies to which I may apply for insurance and/or benefits.

This Authorization is valid for two and one-half years from the date shown below unless a shorter period is legally required. I understand that I have the right to receive a copy of this Authorization upon request. A photocopy of this Authorization will be as valid as the original.

MIB, INC.: We will treat all information about your insurability as confidential. However, we, or our reinsurer(s) may make a report to MIB, Inc., a non-profit organization. MIB, Inc., operates an information exchange for its member life insurance companies. MIB, Inc., will supply the information it has to a member company on request. The request may be made when you apply for life insurance or when you make a claim for benefits. If you ask MIB, Inc., it will arrange to disclose to you any information it has in your file. If you believe any of this information is incorrect, you may request a correction according to the procedures in the Federal Fair Credit Reporting Act. MIB's address is: P.O. Box 105, Essex Station, Boston, Massachusetts, 02112, telephone: (617) 426-3660.

We may collect personal information from persons other than the individual or individuals proposed for the insurance coverage. This information, as well as other personal or privileged information subsequently collected by us or our agent may, in certain circumstances, be disclosed to third parties without your authorization. You have a right to access and correct all personal information we collect. A more complete description of your rights and our obligations will be furnished upon request. Please call (800) 677-9696 (Monday-Friday, 8:00 a.m. to 5:45 p.m.) for more information.

Under penalties of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number, and (2) I am not currently subject to backup withholding as a result of Internal Revenue Service notification. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

WARNING: ANY PERSON WHO, WITH INTENT TO DEFRAUD, OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

 Signed at                               Date       (X)
           ------------------------  -------------  ----------------------------
               (City and State)                     Signature of Proposed
                                                    Insured (if age 15 or older)


------------------------------------   -----------------------------------------
Signature of Applicant/Owner if          Signature of Proposed Other Insured
other than Proposed Insured

----------------------------  ----------------------------------  --------------
Agent's Name (Please Print)           Agent's Signature             License No.

Agent/Producer's Certification - To the best of my knowledge, a replacement
[ ] is [ ] is not involved in this transaction. I also certify that prior to signing this application, I delivered to the applicant any proposal, outline of coverage, Buyer's Guide, comparison and/or disclosure statement required by federal law or by the law of the state where the application was signed.


Date ____________________ Signature of Agent ___________________________________

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                       AUTHORIZATION FOR RELEASE OF HEALTH
         INFORMATION (This Authorization is intended to comply with the
                              HIPAA Privacy Rule)

The undersigned, individually (and/or on behalf of any below-named children, individually), hereby consent and authorize any health plan, physician, medical practitioner, health care professional, hospital, clinic, pharmacy, other medical or medically related facility, or other health-care provider that has provided payment, treatment or services to disclose to Columbus Life Insurance Company or their authorized representatives any information from health care or medical records. This includes information relating to diagnosis, prognosis, or treatment relative to any physical, or mental condition, or treatment relative to drug or alcohol use, or Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC) and/or tests for antibodies to the AIDS Virus (HIV), but excludes psychotherapy notes.

The signature(s) below acknowledge that any agreements made to restrict my/our health information do not apply to this authorization and instruct any physician, medical practitioner, other health care professional, hospital, clinic, pharmacy, other medical or medically related facility, or other health-care provider to release and disclose my/our health information without restriction. This authorization for disclosure of information is effective for 30 months following the date of signature(s) below. A copy of this authorization is as valid as the original.

The purpose for this disclosure is for Columbus Life Insurance Company to 1) underwrite applications for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; 2) obtain reinsurance; 3) administer claims and determine full responsibility for coverage and provision of benefits;
4) administer coverage; and 5) conduct other legally permissible activities that relate to any coverage I/we have or have applied for with Columbus Life Insurance Company.

I, each Proposed Insured, Named Child or Legal Representative, understand that:
a) I have the right to obtain a copy of and revoke this authorization at any time by notifying Columbus Life Insurance Company (hereafter, `the Company') in writing at 400 East Fourth Street, P.O. Box 5737, Cincinnati, Ohio, 45201-5737,
Attention: Privacy Officer; b) the revocation is only effective after it is received by the Company; c) any use or disclosure prior to the revocation will not be affected by a revocation d) a revocation is not effective to the extent that the Company has a legal right to contest a claim under a policy or to contest the policy itself; e) after health information is disclosed, federal law might not protect it, and the recipient might redisclose it; f) health care and payment for health care will not be affected by refusal to sign this authorization; g) on refusal to sign this authorization, the Company may not be able to process an application, or if coverage has been issued, may not be able to make any benefit determinations or payments.


___________________________________________________________________  ___________
Signature of Proposed Insured or Legal Representative                   Date

________________________________________________________________________________
Printed Name and Relationship to Proposed Insured

___________________________________________________________________  ___________
Signature of Additional Proposed Insured or Legal Representative        Date

________________________________________________________________________________
Printed Name and Relationship to Proposed Insured

___________________________________________________________________  ___________
Signature of Additional Proposed Insured or Legal Representative        Date

________________________________________________________________________________
Printed Name and Relationship to Proposed Insured

NAMES OF CHILDREN PROPOSED FOR INSURANCE (CHILD/FAMILY RIDER):




___________________________________________________________________  ___________
    Signature of Legal Representative On Behalf of Each Child           Date
                         Named Above


________________________________________________________________________________
Printed Name and Relationship to Children Named Above

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                      ACCELERATED DEATH BENEFIT PLUS RIDER

                              DISCLOSURE STATEMENT

A. ACCELERATING CONDITIONS: The Insured has been (1) diagnosed as having a Critical Illness (Advanced Alzheimer's Disease, End-Stage Renal Failure, Heart Attack, Life Threatening Cancer, Major Organ Transplant, Permanent Paralysis, in each case meeting, the criteria set forth in the rider); (2) Permanently confined to a Nursing Home as a patient for a continuous period of at least 90 days with the expectation that the Insured will remain there for the rest of his/her life (3) a Terminal Illness reducing the life expectancy of the insured to one year or less. The Critical Illness or Terminal Illness must have been diagnosed, or the first day of Permanent Confinement must have occurred, while the Insured was covered by the policy.

B. METHOD OF PAYMENT: Accelerated payment of the Death Benefit (Advances) will be in the form of a special loan secured by a lien against the death benefit option of the policy. The loan interest rate will be 8% (7.4% in advance) per year.

C. FREQUENCY OF PAYMENT: Advances may be made as frequently as monthly, but all advances must be made within 12 months of the first advance payment for Critical Illness or Terminal Illness, or within 48 months of the first advance payment for Permanent Confinement.

D. MAXIMUM ADVANCE: The cumulative maximum advance is equal to (1) for Critical Illness the lesser of (i) $25,000 or (ii) 10% of the base amount;
     (2) for Permanent Confinement, the lesser of (i) $250,000 or (ii) 40% of the base amount or; (3) for Terminal Illness, the lesser of (i) $250,000 or
     (ii) 60% of the base amount; less the current amount of any special loans. The base amount is equal to the difference on the date of the first advance between (a) the total death benefit under the policy, as defined in the policy, but calculated as of the date of such first advance payment; and
     (b) the maximum policy loan amount that could be borrowed under the policy pursuant to the Loan Provisions section of the policy reduced by the amount of the any indebtedness currently outstanding. The minimum advance is $5,000.

E. PREMIUM FOR ACCELERATED BENEFIT: There is no additional premium charge for this benefit.

F. ADMINISTRATIVE CHARGE: In addition to the policy loan interest we reserve the right to assess an administrative charge of not more than $150.00 per qualifying event to process a claim.

G. IMPACT ON POLICY VALUES: A lien will be placed against the policy's death benefit equal to the amount of the advance paid plus any interest due plus any additional premium needed to keep the policy in force after an advance has been made. Policy cash values and the amount available for regular policy loans remain as they were before the option was exercised. Termination of the policy by cancellation or payment of proceeds ends the accelerated death benefit plus rider.

H. LIMITATIONS ON THE ACCELERATED BENEFIT: The benefit will be made available to you on a voluntary basis only. If you are required by law to elect this benefit to meet the claims of creditors, you are not eligible for this benefit. If you are required by a government agency to elect this benefit in order to apply for, obtain, or keep a government benefit or entitlement (such as Medicaid), you are not eligible for this benefit.

I. BENEFIT PAYMENT NOTICE: Upon payment of a benefit under this rider we will send you a notice showing the amount of the payment and the effect of the payment on the face amount, any policy cash values, any policy loan and future premiums.

J. RECEIPT OF ACCELERATED BENEFIT PLUS PAYMENTS MAY BE TAXABLE. YOU SHOULD CONTACT YOUR PERSONAL TAX ADVISOR FOR SPECIFIC ADVICE. NEITHER COLUMBUS LIFE NOR ITS AGENTS CAN PROVIDE TAX ADVICE.

K. RECEIPT OF ACCELERATED BENEFIT PLUS PAYMENTS MAY ADVERSELY AFFECT THE RECIPIENTS ELIGIBILITY FOR MEDICAID OR OTHER GOVERNMENT BENEFITS OR ENTITLEMENTS.

 (Sign and return to Columbus Life, a copy should be retained for your records)

I have read and understand the Accelerated Death Benefit Plus Disclosure Statement.


____________________________________________________________________  __________
                      Signature of Policy Owner                          Date

____________________________________________________________________
                        Signature of Agent

                   FOR ALL LIFE PRODUCTS EXCEPT NAUTICAL TERM
       EXCEPTIONS: FOR MS AND VT, SEE CL 5.720; ID MAINSAIL, SEE CL 5.720.

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                      ACCELERATED DEATH BENEFIT PLUS RIDER
                              DISCLOSURE STATEMENT

A. ACCELERATING CONDITIONS: The Insured has been (1) diagnosed as having a Critical Illness (Advanced Alzheimer's Disease, End-Stage Renal Failure, Heart Attack, Life Threatening Cancer, Major Organ Transplant, Permanent Paralysis, in each case meeting, the criteria set forth in the rider); (2) Permanently confined to a Nursing Home as a patient for a continuous period of at least 90 days with the expectation that the Insured will remain there for the rest of his/her life (3) a Terminal Illness reducing the life expectancy of the insured to one year or less. The Critical Illness or Terminal Illness must have been diagnosed, or the first day of Permanent Confinement must have occurred, while the Insured was covered by the policy.

B. METHOD OF PAYMENT: Accelerated payment of the Death Benefit (Advances) will be in the form of a special loan secured by a lien against the death benefit option of the policy. The loan interest rate will be 8% (7.4% in advance) per year.

C. FREQUENCY OF PAYMENT: Advances may be made as frequently as monthly, but all advances must be made within 12 months of the first advance payment for Critical Illness or Terminal Illness, or within 48 months of the first advance payment for Permanent Confinement.

D. MAXIMUM ADVANCE: The cumulative maximum advance is equal to (1) for Critical Illness the lesser of (i) $25,000 or (ii) 10% of the base amount;
     (2) for Permanent Confinement, the lesser of (i) $250,000 or (ii) 40% of the base amount or; (3) for Terminal Illness, the lesser of (i) $250,000 or
     (ii) 60% of the base amount; less the current amount of any special loans. The base amount is equal to the difference on the date of the first advance between (a) the total death benefit under the policy, as defined in the policy, but calculated as of the date of such first advance payment; and
     (b) the maximum policy loan amount that could be borrowed under the policy pursuant to the Loan Provisions section of the policy reduced by the amount of the any indebtedness currently outstanding. The minimum advance is $5,000.

E. PREMIUM FOR ACCELERATED BENEFIT: There is no additional premium charge for this benefit.

F. ADMINISTRATIVE CHARGE: In addition to the policy loan interest we reserve the right to assess an administrative charge of not more than $150.00 per qualifying event to process a claim.

G. IMPACT ON POLICY VALUES: A lien will be placed against the policy's death benefit equal to the amount of the advance paid plus any interest due plus any additional premium needed to keep the policy in force after an advance has been made. Policy cash values and the amount available for regular policy loans remain as they were before the option was exercised. Termination of the policy by cancellation or payment of proceeds ends the accelerated death benefit plus rider.

H. LIMITATIONS ON THE ACCELERATED BENEFIT: The benefit will be made available to you on a voluntary basis only. If you are required by law to elect this benefit to meet the claims of creditors, you are not eligible for this benefit. If you are required by a government agency to elect this benefit in order to apply for, obtain, or keep a government benefit or entitlement (such as Medicaid), you are not eligible for this benefit.

I. BENEFIT PAYMENT NOTICE: Upon payment of a benefit under this rider we will send you a notice showing the amount of the payment and the effect of the payment on the face amount, any policy cash values, any policy loan and future premiums.

J. RECEIPT OF ACCELERATED BENEFIT PLUS PAYMENTS MAY BE TAXABLE. YOU SHOULD CONTACT YOUR PERSONAL TAX ADVISOR FOR SPECIFIC ADVICE. NEITHER COLUMBUS LIFE NOR ITS AGENTS CAN PROVIDE TAX ADVICE.

K. RECEIPT OF ACCELERATED BENEFIT PLUS PAYMENTS MAY ADVERSELY AFFECT THE RECIPIENTS ELIGIBILITY FOR MEDICAID OR OTHER GOVERNMENT BENEFITS OR ENTITLEMENTS.

 (Sign and return to Columbus Life, a copy should be retained for your records)

I have read and understand the Accelerated Death Benefit Plus Disclosure Statement.


____________________________________________________________________  __________
                      Signature of Policy Owner                          Date

____________________________________________________________________
                        Signature of Agent

                   FOR ALL LIFE PRODUCTS EXCEPT NAUTICAL TERM
       EXCEPTIONS: FOR MS AND VT, SEE CL 5.720; ID MAINSAIL, SEE CL 5.720.

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                         ACCELERATED DEATH BENEFIT RIDER
                              DISCLOSURE STATEMENT

A. ACCELERATING CONDITIONS: Fatal illness reducing the life expectancy of the insured to one year or less, which was first diagnosed while the policy was in force.

B. METHOD OF PAYMENT: Accelerated payment of the Death Benefit (Advances) will be in the form of a special loan against the policy. The loan interest rate will be 8% (7.4% in advance) per year.

C. FREQUENCY OF PAYMENT: Advances may be made as frequently as monthly, but all advances must be made within 12 months of the first advance.

D. MAXIMUM ADVANCE: The cumulative maximum advance is the lesser of (i) $250,000 or (ii) that amount equal to 60% of the total Death Benefit under the policy, as defined in the policy. The minimum advance is $5,000.

E. PREMIUM FOR ACCELERATED BENEFIT: There is no additional charge for this benefit.

F. ADMINISTRATIVE CHARGE: In addition to the policy loan interest we reserve the right to assess an administrative charge of not more than $150.00 to process a claim.

G. IMPACT ON POLICY VALUES: A LIEN WILL BE PLACED AGAINST THE POLICY'S DEATH BENEFIT EQUAL TO THE AMOUNT OF THE ADVANCE PAID PLUS ANY INTEREST DUE PLUS ANY ADDITIONAL PREMIUM NEEDED TO KEEP THE POLICY IN FORCE AFTER AN ADVANCE HAS BEEN MADE. TERMINATION OR MATURITY OF THE POLICY ENDS THE ACCELERATED DEATH BENEFIT RIDER.

H. LIMITATIONS ON THE ACCELERATED BENEFIT: The benefit will be made to you on a voluntary basis only. If you are required by law to elect this benefit to meet the claims of creditors, you are not eligible for this benefit. If you are required by a government agency to elect this benefit in order to apply for, obtain, or keep a government benefit or entitlement (such as Medicaid), you are not eligible for this benefit.

I. BENEFIT PAYMENT NOTICE: Upon payment of a benefit under this rider we will send you a notice showing the amount of the payment and the effect of the payment on the face amount, any policy cash values, any policy loan and future premiums.

J. RECEIPT OF ACCELERATED BENEFIT PAYMENTS MAY BE TAXABLE. YOU SHOULD CONTACT YOUR PERSONAL TAX ADVISOR FOR SPECIFIC ADVICE. NEITHER COLUMBUS LIFE NOR ITS AGENTS CAN PROVIDE TAX ADVICE.


 (Sign and return to Columbus Life, a copy should be retained for your records)

I have read and understand the Accelerated Death Benefit Disclosure Statement.


____________________________________________________________________  __________
               Signature of Policyowner                                 Date


____________________________________________________________________
                  Signature of Agent


                             FOR NAUTICAL TERM ONLY

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                         ACCELERATED DEATH BENEFIT RIDER
                              DISCLOSURE STATEMENT

A. ACCELERATING CONDITIONS: Fatal illness reducing the life expectancy of the insured to one year or less, which was first diagnosed while the policy was in force.

B. METHOD OF PAYMENT: Accelerated payment of the Death Benefit (Advances) will be in the form of a special loan against the policy. The loan interest rate will be 8% (7.4% in advance) per year.

C. FREQUENCY OF PAYMENT: Advances may be made as frequently as monthly, but all advances must be made within 12 months of the first advance.

D. MAXIMUM ADVANCE: The cumulative maximum advance is the lesser of (i) $250,000 or (ii) that amount equal to 60% of the total Death Benefit under the policy, as defined in the policy. The minimum advance is $5,000.

E. PREMIUM FOR ACCELERATED BENEFIT: There is no additional charge for this benefit.

F. ADMINISTRATIVE CHARGE: In addition to the policy loan interest we reserve the right to assess an administrative charge of not more than $150.00 to process a claim.

G. IMPACT ON POLICY VALUES: A LIEN WILL BE PLACED AGAINST THE POLICY'S DEATH BENEFIT EQUAL TO THE AMOUNT OF THE ADVANCE PAID PLUS ANY INTEREST DUE PLUS ANY ADDITIONAL PREMIUM NEEDED TO KEEP THE POLICY IN FORCE AFTER AN ADVANCE HAS BEEN MADE. TERMINATION OR MATURITY OF THE POLICY ENDS THE ACCELERATED DEATH BENEFIT RIDER.

H. LIMITATIONS ON THE ACCELERATED BENEFIT: The benefit will be made to you on a voluntary basis only. If you are required by law to elect this benefit to meet the claims of creditors, you are not eligible for this benefit. If you are required by a government agency to elect this benefit in order to apply for, obtain, or keep a government benefit or entitlement (such as Medicaid), you are not eligible for this benefit.

I. BENEFIT PAYMENT NOTICE: Upon payment of a benefit under this rider we will send you a notice showing the amount of the payment and the effect of the payment on the face amount, any policy cash values, any policy loan and future premiums.

J. RECEIPT OF ACCELERATED BENEFIT PAYMENTS MAY BE TAXABLE. YOU SHOULD CONTACT YOUR PERSONAL TAX ADVISOR FOR SPECIFIC ADVICE. NEITHER COLUMBUS LIFE NOR ITS AGENTS CAN PROVIDE TAX ADVICE.


 (Sign and return to Columbus Life, a copy should be retained for your records)

I have read and understand the Accelerated Death Benefit Disclosure Statement.

____________________________________________________________________  __________
                    Signature of Policyowner                             Date

____________________________________________________________________
                        Signature of Agent

                             FOR NAUTICAL TERM ONLY

AGENT'S REPORT
COLUMBUS LIFE INSURANCE COMPANY APPLICATION FOR INSURANCE - PAGE 10
------------------------------------------------------------------------------------------------------------------------------------
1.  PURPOSE OF INSURANCE APPLIED FOR:                                  2.  A. IS A CURRENT EXAMINATION BEING MADE?  [ ] Yes  [ ] No
    [ ] Personal and Family Protection   [ ] Defined Benefit               (If yes, give type of exam below.)
    [ ] Key Person Insurance             [ ] Money Purchase                [ ] Paramed Exam         [ ] Blood Profile
    [ ] Buy - Sell                       [ ] Profit Sharing                [ ] M.D. Exam            [ ] EKG
    [ ] Split Dollar                     [ ] 403(b) - 501(c) Plan          [ ] HOS                  [ ] Stress EKG
    [ ] 1035 Exchange                                                      [ ] Other (Specify)_____________________________________
    [ ] Other (specify) __________________________________________         B. Was Inspection Report Ordered?        [ ] Yes  [ ] No
                                                                              Specify Company
                                                                              [ ] Hooper Holmes       [ ] Infolink      [ ] EMSI

====================================================================================================================================

3.  PHI/INSPECTION INFORMATION (Always complete)
    ADDRESS INFORMATION OF PROPOSED INSURED: (Please print)
       How Long at current residence as on page 1? ______________ Yrs.

       State of Residence ___________________________  State where Employed ________________________

       Telephone Numbers                                                                        Call During
       Home (area code)  ___________________________________________ Extension No. ___________  the Day     [ ] Yes  [ ] No

                                                                                                Call During
       Business (area code) ________________________________________ Extension No. ___________  the Day     [ ] Yes  [ ] No

       Cell Number (area code)

       Most convenient time and place for interview call?

       BILLING NAME AND ADDRESS: (If not the same as residence address as on page 1.) - (Please print)

       ____________________________________________________________  ________________  _____________________________________________
                               First Name                                  M.I.                           Last Name

       _____________________________________________________________________________________________________________________________
                                                     Street Address or P.O. Box Number

       ____________________________________________________________  ________________  _____________________________________________
                                    City                                         State                    Zip Code

====================================================================================================================================

4.  FUTURE PREMIUMS - after first has been paid:
    [ ] NONE - LUMP SUM   $ __________________________________    [ ] ACCOUNT BILL
    [ ] DIRECT BILL                                                   [ ] New Plan (Will be assigned by H.O.)
          [ ] Annually    [ ] Semiannually    [ ] Quarterly           [ ] Existing Plan No. ________________________________________
                                                                                                Policy Number or Account Number
    [ ] PRE-AUTHORIZED TRANSFER (MONTHLY) 2 MONTHS REQUIRED                 Payable: [ ] Monthly       [ ] Quarterly
                                                                                     [ ] Semiannually  [ ] Annually
          [ ] New Plan    [ ] Existing Plan                       [ ] GOVERNMENT ALLOTMENT (See Marketing Manual Rules.)
                                                                      [ ] New Plan
                                                                      [ ] Existing Plan No. ________________________________________
        Month and Day of first withdrawal________________________                               Policy Number or Account Number

================================================================================= ==================================================

5.  CREDIT APPLICATION TO: (Please Print)                    CLIC Producer        WRITING AGENT
                                                 % of App      Number

General                                                                           Phone No._________________________________________
Agent _________________________________________  ________    ____________
                                                                                  Fax No. __________________________________________
Agent _________________________________________  ________    ____________
                                                                                  Email_____________________________________________
Agent _________________________________________  ________    ____________

Agent _________________________________________  ________    ____________

------------------------------------------------------------------------------------------------------------------------------------

             PLEASE COMPLETE REVERSE SIDE - AGENT'S MARKETING REPORT

AGENT'S MARKETING REPORT

------------------------------------------------------------------------------------------------------------------------------------
Marketing Information
 INSURED

----------------------------   SPOUSE/OTHER INSURED             FAMILY                          SALE PROFILE
         Education             ----------------------------                                     ----------------------------
----------------------------             Education              ----------------------------          Source of Lead
[ ] Graduate School            ----------------------------              Household              ----------------------------
                               [ ] Graduate School              ----------------------------    [ ] Present Client
[ ] College                                                     [ ] Married
                               [ ] College                                                      [ ] Referral
[ ] High School                                                 [ ] Single
                               [ ] High School                                                  [ ] Cold Call
[ ] Other                                                       [ ] Divorced
                               [ ] Other                                                        [ ] Direct Mail
----------------------------                                    [ ] Widowed
         Occupation            [ ]                                                              [ ] Seminar
----------------------------                                    [ ] Separated
[ ] Professional/Executive     ----------------------------                                     ----------------------------
                                        Occupation              ----------------------------        Sales Presentation
[ ] Technical/Administrative   ----------------------------              Children               ----------------------------
                               [ ] Professional/Executive       ----------------------------    [ ] Illustration
[ ] Sales/Service Manager                                       [ ] Pre-School
                               [ ] Technical/Administrative                                     [ ] Fact Finder
[ ] Clerical/White Collar                                       [ ] School Age
                               [ ] Sales/Service Manager                                        [ ] Needs Analysis
[ ] Craftsman/Blue Collar/                                      [ ] College
    Agricultural               [ ] Clerical/White Collar                                        [ ] Estate Plan
                                                                [ ] Working
[ ] Student                    [ ] Craftsman/Blue Collar/                                       [ ] Financial Plan
                                   Agricultural                 ----------------------------
[ ] Homemaker                                                           Coverages               [ ] Business Plan
                               [ ] Student                      ----------------------------
[ ] Retired                                                     [ ] Life                        [ ] Business Benefits
                               [ ] Homemaker
[ ] Other __________________                                    [ ] Ind. [ ] Work [ ] Both      [ ] Retirement
                               [ ] Retired
----------------------------                                    [ ] Health                      [ ] Asset Transfer
           Income              [ ] Other __________________
----------------------------                                    [ ] Ind. [ ] Work [ ] Both      [ ] Education
[ ] Under $25,000              ----------------------------
                                            Income              [ ] Disability                  [ ] Mortgage
[ ] 25,000 - 49,999            ----------------------------
                               [ ] Under $25,000                [ ] Ind. [ ] Work [ ] Both      [ ] Other __________________
[ ] 50,000 - 74,999
                               [ ] 25,000 - 49,999              [ ] Long Term Care              ----------------------------
[ ] 75,000 - 99,999                                                                                 Next Contact: Year
                               [ ] 50,000 - 74,999              [ ] Ind. [ ] Work [ ] Both      ----------------------------
[ ] 100,000 plus                                                                                [ ] 1  [ ] 2  [ ] 3
                               [ ] 75,000 - 99,999              ----------------------------
                                                                       Investments              ----------------------------
                               [ ] 100,000 plus                 ----------------------------                For
                                                                [ ] Stocks                      ----------------------------
                                                                                                [ ] Review    [ ] Referral
                                                                [ ] Bonds
                                                                                                [ ] Additional Coverage
                                                                [ ] Mutual Funds
                                                                                                [ ] Spouse Coverage
                                                                [ ] Real Estate

                                                                [ ] Other __________________

------------------------------------------------------------------------------------------------------------------------------------

COLUMBUS LIFE INSURANCE COMPANY APPLICATION FOR INSURANCE - PAGE 12 PREAUTHORIZED TRANSFER

For your                    We will need your           The premium payor(s)
convenience, and            bank's name and             must sign the
with your                   complete address (it        authorization,
authorization,              is very important           taking care to do so
Columbus Life can           that you give us the        very legibly. Joint
electronically              bank's street and           checking accounts
transfer funds from         street number in            require both
your checking               addition to the             parties' signatures.
account once a month        city, state, and zip
to pay premiums on          code).                      We can arrange to
your policy. If you                                     electronically
would like this                                         transfer funds any
service, please                                         day of the month
complete the                                            except the 29th,
attached                                                30th, or 31st.
authorization and
submit it with a                                        If your bank is not
check from your bank                                    equipped for this
to pay the initial                                      electronic funds
TWO PREMIUMS on your                                    transfer, the
policy. If you have                                     transfer will be
already paid this                                       done manually as a
initial premium,                                        pre-authorized
please send a voided                                    check.
check with this
authorization.


                   AUTHORIZATION FOR PREAUTHORIZED TRANSFER BY
 Columbus Life Insurance Company, 400 East 4th St., Cincinnati, Ohio 45201-3302

TO (BANK NAME) _________________________________________________________________

BANK ADDRESS (NO. AND STREET) __________________________________________________

(CITY, STATE, ZIP) As a convenience to me, I hereby request and authorize you to electronically transfer funds to the Columbus Life Insurance Company, Cincinnati, Ohio, or pay and charge to my account checks drawn on my account by and payable to the order of the Columbus Life Insurance Company, Cincinnati, Ohio, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such electronic transfer or check shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such electronic transfer or check. I further agree that if any such transfer or check be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

ACCOUNT NUMBER ____________________________________ TODAY'S DATE _______________

_______________________________________ ________________________________________
      PRINT NAME OF PREMIUM PAYOR          PRINT NAME OF JOINT ACCOUNT HOLDER

_______________________________________ ________________________________________
     BANK SIGNATURE OF PREMIUM PAYOR     BANK SIGNATURE OF JOINT ACCOUNT HOLDER

_______________________________________
        COLUMBUS LIFE POLICY NO.

         TO: THE BANK (PAPER DRAFTS ONLY)

         IN CONSIDERATION OF YOUR PARTICIPATION IN THE PLAN THE COLUMBUS LIFE INSURANCE COMPANY HAS PUT INTO EFFECT BY WHICH PAYMENTS ARE COLLECTED BY CHECKS DRAWN BY AND PAYABLE TO THE COMPANY, THE COMPANY AGREES:

           1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any pre-authorized check, whether or not genuine, purporting to be executed by this Company and received by you in the regular course of business for the purpose of payment of insurance premiums, including any cost or expenses reasonably incurred in connection therewith.

           2. In the event that any such check shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

           3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to said authorization and direction, or in any manner arising by reason of your participation in the foregoing plan of premium collection.

                                                 Donald J. Wuebbling
                                                 /s/ Donald J. Wuebbling
                                                 Secretary

                                                 COLUMBUS LIFE INSURANCE COMPANY

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                            PRIVACY POLICY DISCLOSURE

WE RESPECT YOUR PRIVACY

Thank you for your decision to do business with Columbus Life. Your privacy is very important to us. We have always placed a high value on the trust and confidence our customers place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be backed up by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

OUR PLEDGE TO OUR CUSTOMERS

o We collect only the information we need to serve you and administer our business.

o We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

o    We make every effort to ensure the accuracy of your information.

WE COLLECT ONLY THE INFORMATION WE NEED TO SERVE YOU AND ADMINISTER OUR BUSINESS

We collect, retain, and use customer information to assess appropriate insurance premium rates and when we reasonably believe it will help us improve our service to you. We are also required to collect certain types of information in order to comply with government laws and regulations. When we collect information, we will gladly explain the reasons to you at your request.

THIS INFORMATION COMES TO US FROM A VARIETY OF SOURCES:

o Information you provide to us on applications or forms, such as your name, address, social security number, assets, income and beneficiaries.

o Information related to your transactions with us, our affiliates or others, such as your policy coverage, premiums or payment history.

o    Information we receive from consumer reporting agencies.

WE MAY PROVIDE INFORMATION TO SERVICE YOUR ACCOUNT

Sometimes it is necessary to provide information about you to a service company that we hire or hold a joint marketing agreement with, to assist us in providing service to you. For example, we share select data for the purpose of identifying and preventing fraud so we can hold down premium rates. We may also have a joint marketing agreement when we reinsure some of our insurance business with another company. This is a common practice in the insurance industry.

These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these service providers the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

                          LEAVE THIS WITH THE APPLICANT

WE PLACE STRICT LIMITS AND CONTROLS ON THE USE AND SHARING OF YOUR INFORMATION.

o We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

o We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

o We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as required or permitted by law or as described in this document.

o    We will not sell your personal information to anyone.

o Medical information, collected only for certain life and health insurance policies, is only available to us with your written permission.

o We do not share your medical information with anyone not specifically authorized by you.

For residents of AZ, CA, CT, GA, IL, ME, MA, MN, MT, NH, NV, NJ, NC, OH, OR,
VA, WY
--------------------------------------------------------------------------------

We may collect personal information from persons other than the individual or individuals proposed for the insurance coverage. As discussed above, this information, as well as other personal or privileged information subsequently collected by us or our agent may, in certain circumstances, be disclosed to third parties without your authorization. You have a right to access and correct all personal information we collect. A more complete description of your rights and our obligations will be furnished upon request. Please call Client Services at 1-800-677-9595 (Monday-Thursday, 8:00 a.m. to 5:45 p.m.; Friday 8:00 a.m. to
4:45 p.m.) for more information.

                          LEAVE THIS WITH THE APPLICANT

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                          TEMPORARY INSURANCE AGREEMENT

--------------------------------------------------------------------------------
The life insurance policy you have applied for will not become effective unless and until a policy is delivered to you and you accept it. However, if you have paid our agent at least one-twelfth of the annual premium for the policy you applied for, we will provide temporary insurance on the lives of the proposed insureds listed below. The amount, duration and conditions of this temporary insurance are described below.

AMOUNT OF COVERAGE - $500,000 MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS

If money has been accepted by the Company as advance payment with an application for Life Insurance and any Person proposed for coverage listed below dies while this temporary insurance is in effect, the Company will pay to the designated beneficiary the lesser of (a) the amount of all death benefits applied for in the Application, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. This total benefit limit applies to all insurance applied for under this and any other current applications to the Company and any other Temporary Insurance Agreements.

INSURABILITY PRESERVED IF CHANGE IN HEALTH WHILE COVERED

If any person listed below suffers a change in health after the effective date of this Agreement, but before coverage terminates as set forth below, the Company will offer the insurance applied for on such person at the appropriate rate on the basis of such person's insurability as of the effective date if such person is living after the termination date.

DATE COVERAGE BEGINS

Temporary Life Insurance under this Agreement will begin on the date of this Agreement, but only if the Application for insurance and the Health Questions listed below have been completed on the same date or prior to the date of this Agreement.

DATE COVERAGE TERMINATES - 90-DAY MAXIMUM
Temporary Life Insurance under this Agreement will terminate automatically on the earliest of

     a.   90 days from the date of this Agreement, or
     b.   the date that insurance takes effect under the policy applied for, or
     c. the date a policy, other than as applied for, is offered to the Applicant, or
     d. the date the Company mails notice of termination of coverage to the premium notice address designated in the Application for insurance. The Company may terminate coverage at any time.

SPECIAL LIMITATIONS

     o    This Agreement does not provide benefits for disability.
     o Fraud or material misrepresentations in the Application or in the answers to the Health questions of this Agreement will invalidate this Agreement and the Company's only liability is for refund of any payment made.
     o No one is authorized to accept money on Persons proposed for coverage under 15 days of age or over age 70 (last birthday) on the date of this Agreement, nor will any coverage take effect.
     o If any Person proposed for coverage dies by suicide, the Company's liability under this Agreement is limited to a refund of the payment made. (In Missouri, the Company must prove intent at the time of application.)
     o There is no coverage under this Agreement if the check or draft submitted as payment is not honored by the bank.
     o The minimum advance payment acceptable for this Agreement is 1/12 the minimum annual premium for the insurance applied for.
     o No one is authorized to waive or modify any of the provisions of this Agreement.

 All Checks Must Be Made PAYABLE TO COLUMBUS LIFE. DO NOT MAKE CHECK PAYABLE TO THE AGENT Or Leave The Payee Blank.

 Names of Persons Proposed for Coverage ________________________________________

 _____________________________________ Payment Amount___________________________

  HEALTH QUESTIONS - Has any Person listed above:
  a.  within the past 6 months, been                 If either of these
      admitted to a hospital or other                questions is answered "YES"
      medical facility, or been advised  YES   NO    or left blank, no
      to be admitted?................... [ ]   [ ]   representative of the
                                                     Columbus Life  Insurance
  b.  within the past 3 years, been                  Company is authorized to
      treated for chest pain, heart                  accept money, and NO
      disease or disorder, cancer, drug              COVERAGE will take effect
      or alcohol use, or any disorder                under this agreement.
      of the liver, or had such
      treatment recommended by a
      physician or other                 YES   NO
      medical practitioner?............. [ ]   [ ]

 This agreement provides a limited amount of life insurance protection, for a limited period of time, subject to the terms of this Agreement. I have received a copy of, and have read the above terms and conditions of this Temporary Insurance Agreement and declare that the answers are true to the best of my knowledge and belief. I understand and agree to all the terms and conditions of this Agreement.

________________________________ __________ ____________________________________
 Signature of Agent                 Date     Signature of Applicant (if other
                                                  than Proposed Insured)

 Signature(s) of Proposed Insured(s)____________________________________________

--------------------------------------------------------------------------------

                                HOME OFFICE COPY

                         Columbus Life Insurance Company

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                          TEMPORARY INSURANCE AGREEMENT
--------------------------------------------------------------------------------
 The life insurance policy you have applied for will not become effective unless and until a policy is delivered to you and you accept it. However, if you have paid our agent at least one-twelfth of the annual premium for the policy you applied for, we will provide temporary insurance on the lives of the proposed insureds listed below. The amount, duration and conditions of this temporary insurance are described below.

 AMOUNT OF COVERAGE - $500,000 MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS

 If money has been accepted by the Company as advance payment with an application for Life Insurance and any Person proposed for coverage listed below dies while this temporary insurance is in effect, the Company will pay to the designated beneficiary the lesser of (a) the amount of all death benefits applied for in the Application, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. This total benefit limit applies to all insurance applied for under this and any other current applications to the Company and any other Temporary Insurance Agreements.

 INSURABILITY PRESERVED IF CHANGE IN HEALTH WHILE COVERED

 If any person listed below suffers a change in health after the effective date of this Agreement, but before coverage terminates as set forth below, the Company will offer the insurance applied for on such person at the appropriate rate on the basis of such person's insurability as of the effective date if such person is living after the termination date. DATE COVERAGE BEGINS Temporary Life Insurance under this Agreement will begin on the date of this Agreement, but only if the Application for insurance and the Health Questions listed below have been completed on the same date or prior to the date of this Agreement. DATE COVERAGE TERMINATES - 90-DAY MAXIMUM Temporary Life Insurance under this Agreement will terminate automatically on the earliest of

     a.   90 days from the date of this Agreement, or
     b.   the date that insurance takes effect under the policy applied for, or
     c. the date a policy, other than as applied for, is offered to the Applicant, or
     d. the date the Company mails notice of termination of coverage to the premium notice address designated in the Application for insurance. The Company may terminate coverage at any time.

 SPECIAL LIMITATIONS

     o    This Agreement does not provide benefits for disability.
     o Fraud or material misrepresentations in the Application or in the answers to the Health questions of this Agreement will invalidate this Agreement and the Company's only liability is for refund of any payment made.
     o No one is authorized to accept money on Persons proposed for coverage under 15 days of age or over age 70 (last birthday) on the date of this Agreement, nor will any coverage take effect.
     o If any Person proposed for coverage dies by suicide, the Company's liability under this Agreement is limited to a refund of the payment made. (In Missouri, the Company must prove intent at the time of application.)
     o There is no coverage under this Agreement if the check or draft submitted as payment is not honored by the bank.
     o The minimum advance payment acceptable for this Agreement is 1/12 the minimum annual premium for the insurance applied for.
     o No one is authorized to waive or modify any of the provisions of this Agreement.

 All Checks Must Be Made PAYABLE TO COLUMBUS LIFE. DO NOT MAKE CHECK PAYABLE TO THE AGENT Or Leave The Payee Blank.
 Names of Persons Proposed for Coverage ________________________________________

 _______________________________________________ Payment Amount ________________
  HEALTH QUESTIONS - Has any Person listed above:
  a.  within the past 6 months, been                 If either of these
      admitted to a hospital or other                questions is answered "YES"
      medical facility, or been advised  YES   NO    or left blank, no
      to be admitted?................... [ ]   [ ]   representative of the
                                                     Columbus Life  Insurance
  b.  within the past 3 years, been                  Company is authorized to
      treated for chest pain, heart                  accept money, and NO
      disease or disorder, cancer, drug              COVERAGE will take effect
      or alcohol use, or any disorder                under this agreement.
      of the liver, or had such
      treatment recommended by a
      physician or other                 YES   NO
      medical practitioner?............. [ ]   [ ]

 This agreement provides a limited amount of life insurance protection, for a limited period of time, subject to the terms of this Agreement. I have received a copy of, and have read the above terms and conditions of this Temporary Insurance Agreement and declare that the answers are true to the best of my knowledge and belief. I understand and agree to all the terms and conditions of this Agreement.

________________________________ __________ ____________________________________
 Signature of Agent                 Date     Signature of Applicant (if other
                                                  than Proposed Insured)

  Signature(s) of Proposed Insured(s) __________________________________________

--------------------------------------------------------------------------------
                                 APPLICANT COPY

                                 COLUMBUS LIFE
                               INSURANCE COMPANY
                                     [LOGO]

     400 EAST FOURTH STREET o CICCINNATI, OHIO 45202-3302 o 1-800-677-9696
                             o WWW.COLUMBUSLIFE.COM

                            SUPPLEMENT TO APPLICATION

-----------------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED WHEN APPLYING FOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE OR
JOINT SURVIVORSHIP VARIABLE UNIVERSAL LIFE.
-----------------------------------------------------------------------------------------------------------------------------------
I.    NET PREMIUM ALLOCATION (MUST BE COMPLETED)                  II.  DOLLAR COST AVERAGING (OPTIONAL)
-----------------------------------------------------------------------------------------------------------------------------------
      Allocations must be in whole percentages. There                  Please transfer $ _____________ ($100 minimum) from the
      is no limit on the number of allocations, but the                (check one)       [ ] Touchstone    [ ] Fixed
      total allocations must equal 100%. This allocation                                 [ ] Money Market      Account
      will apply until changed by the policy owner.                    Frequency         [ ] Monthly
                                                                                         [ ] Quarterly
      Your net premium will be allocated as described in                                 [ ] Until Source Fund is Depleted
      the policy to the Sub-Accounts you select.                       Transfer to the following investment options:
      Allocate my purchase payment(s) among the
      following investment options:
-----------------------------------------------------------------------------------------------------------------------------------
   Net         Dollar                                                Net        Dollar
   Prem         Cost       Deduct                                   Prem          Cost      Deduct
  Alloc          Avg      Charges                                   Alloc         Avg      Charges
         %             %    [ ]     AIM V.I. Basic Value                   %            %    [ ]     Putnam VT International Equity
--------      --------                                            --------     --------
         %             %    [ ]     AIM V.I. Capital Appreciation          %            %    [ ]     Putnam VT New Opportunities
--------      --------                                            --------     --------
         %             %    [ ]     AIM V.I. Growth                        %            %    [ ]     Putnam VT Small Cap Value
--------      --------                                            --------     --------
         %             %    [ ]     AIM V.I. Premier Equity                %            %    [ ]     Putnam VT Voyager
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Equity-Income             %            %    [ ]     Scudder VIT EAFE Equity Index
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Contrafund                %            %    [ ]     Scudder VIT Equity 500 Index
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Growth & Income           %            %    [ ]     Scudder VIT Small Cap Index
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Growth                    %            %    [ ]     Scudder Variable Series I
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Asset Manager             %            %    [ ]     Templeton Foreign Securities
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Balanced                  %            %    [ ]     Templeton Growth Securities
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Mid Cap                   %            %    [ ]     Mutual Shares Securities
--------      --------                                            --------     --------
         %             %    [ ]     Fidelity VIP Money Market              %            %    [ ]     Touchstone Emerging Growth
--------      --------                                            --------     --------
         %             %    [ ]     Franklin Growth and Income             %            %    [ ]     Touchstone Baron Small Cap
--------      --------              Securities                    --------     --------
         %             %    [ ]     Franklin Income Securities             %            %    [ ]     Touchstone Third Avenue Value
--------      --------                                            --------     --------
         %             %    [ ]     Franklin U.S. Government               %            %    [ ]     Touchstone Eagle Capital
--------      --------                                            --------     --------              Appreciation
         %             %    [ ]     Franklin Large Cap Growth              %            %    [ ]     Touchstone Enhanced Dividend 30
--------      --------              Securities                    --------     --------
         %             %    [ ]     Janus Aspen Mid Cap Growth             %            %    [ ]     Touchstone Value Plus
--------      --------                                            --------     --------
         %             %    [ ]     Janus Aspen Capital                    %            %    [ ]     Touchstone Growth & Income
--------      --------              Appreciation                  --------     --------
         %             %    [ ]     Janus Aspen Worldwide Growth           %            %    [ ]     Touchstone Balanced
--------      --------                                            --------     --------
         %             %    [ ]     J.P. Morgan Mid Cap Value              %            %    [ ]     Touchstone High Yield
--------      --------                                            --------     --------
         %             %    [ ]     MFS Capital Opportunities              %            %    [ ]     Touchstone Core Bond
--------      --------                                            --------     --------
         %             %    [ ]     MFS Emerging Growth                    %            %    [ ]     Touchstone Money Market
--------      --------                                            --------     --------
         %             %    [ ]     MFS Mid Cap Growth                     %            %    [ ]     Van Kampen LIT Comstock
--------      --------                                            --------     --------
         %             %    [ ]     MFS New Discovery                      %            %    [ ]     Van Kampen LIT Emerging
--------      --------                                            --------     --------              Growth
         %             %    [ ]     Oppenheimer Aggressive                 %            %    [ ]     Van Kampen UIF Emerging
--------      --------              Growth                        --------     --------              Markets Equity
         %             %    [ ]     Oppenheimer Strategic Bond             %            %    [ ]     Columbus Life Fixed Account
--------      --------                                            --------     --------
         %             %    [ ]     Oppenheimer International              %            %    [ ]     Total
--------      --------              Growth                        --------     --------
         %             %    [ ]     Putnam VT Growth and Income
--------      --------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------ -----------------------------------------------------------------
III. AUTOMATIC REBALANCING (OPTIONAL)                              IV.  DEDUCTIONS FROM SELECTED ACCOUNT
                                                                        (MUST BE COMPLETED)
------------------------------------------------------------------ -----------------------------------------------------------------
 Do you wish to employ the automatic rebalancing feature?          Do you wish to deduct monthly expense charges and cost of
 [ ] NO  [ ] YES                                                   insurance from all accounts?         [ ] NO   [ ] YES
 Frequency:    [ ] Quarterly    [ ] Semi-Annually   [ ] Annually   If No, then select funds on page 1.
 Note:  If frequency is not selected, quarterly rebalancing will   -----------------------------------------------------------------
 apply.  Automatic Rebalancing is not available if Dollar Cost     Note: If Yes, or if accounts selected are insufficient to cover
 Averaging is from Touchstone Money Market.                        the monthly charges, the monthly charges will be taken prorata out of the Fixed Account and the Sub-Accounts based on their respective values on the Monthly Anniversary.
-----------------------------------------------------------------------------------------------------------------------------------
V.   TELEPHONE ACCESS AUTHORIZATION  (MUST BE COMPLETED)
-----------------------------------------------------------------------------------------------------------------------------------
I (or we, if Joint Owners), hereby authorize Columbus Life to act on telephone instructions to transfer values among the variable Sub-Accounts and the Columbus
Life Fixed Account, to change allocations for future purchase payments and monthly deductions or to complete other financial transactions as may be allowed by Columbus Life at the time of request, given by:

(INITIAL APPROPRIATE BOXES BELOW):

[ ]  [ ] Policy Owner(s) --- If Joint Owners, either of us acting independently.
     [ ] Agent/Registered Representative.
     [ ] Other
              --------------------- --------------------- ----------------------
                       Name                Address        Social Security Number

Columbus Life will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Columbus Life will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If Columbus Life does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, Columbus Life may be liable for any losses due to unauthorized or fraudulent instructions.

[ ]  [ ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
--------------------------------------------------------------------------------
VI.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
--------------------------------------------------------------------------------
                                                                  YES        NO

     A.   Do you understand that the Death Benefit and
          Account Value may increase or decrease on the
          investment experience of the Sub-Accounts?              [ ]       [ ]

     B.   Do you believe that this policy will meet your
          insurance needs and financial objectives?               [ ]       [ ]

     C.   Have you received a copy of current prospectus?         [ ]       [ ]

 YOU UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY
 MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT RETURN OF THE
 SUB-ACCOUNT(S) YOU SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT
 CAN NEVER BE LESS THAN THE SPECIFIED AMOUNT, AS LONG AS THE POLICY IS IN FORCE.
 THE ACCOUNT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE
 INVESTMENT RETURN FOR THE POLICY. NO MINIMUM ACCOUNT VALUE IS GUARANTEED. ON
 REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS
 AND ACCOUNT VALUE FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE
 INSURANCE POLICY.


Signed at: _____________________________________________ Date:__________________
                      CITY                      STATE

 X ____________________________________   X ____________________________________
        SIGNATURE OF PROPOSED INSURED             SIGNATURE OF REGISTERED
                (REQUIRED)                             REPRESENTATIVE
 X ____________________________________   X ____________________________________
       SIGNATURE OF OTHER PROPOSED            PRINCIPAL'S SIGNATURE (REQUIRED)
           INSURED (REQUIRED)
 X ____________________________________   X ____________________________________
    SIGNATURE OF OWNER (IF DIFFERENT             PRINT NAME OF BROKER/DEALER
         FROM PROPOSED INSURED)
 X _________________________________________________________________
         SIGNATURE OF ADDITIONAL OWNER (IF DIFFERENT FROM PROPOSED INSUREDS)

--------------------------------------------------------------------------------